Exhibit 10.5

                            LIBERTY COAL ENERGY CORP.

                        2012 EXECUTIVE COMPENSATION PLAN

1. PURPOSE. The purpose of this 2012 Executive Compensation Plan is to advance the interests of Liberty Coal Energy Corp., a Nevada corporation (the "COMPANY") and its shareholders, by encouraging and enabling selected executives upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock, to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth and profits of the Company and thereby induce them to continue to make such contributions in the future.

2. DEFINITIONS. Terms having their first letter capitalized in this Plan shall have the meanings set forth below:
     2.1. "BOARD" shall mean the board of directors of the Company.
     2.2. "COMMITTEE" shall mean the directors duly appointed to administer the Plan.
     2.3. "COMPANY" shall mean Liberty Coal Energy Corp., a Nevada corporation.
     2.4. "INTERMEDIARY" shall mean Elco Securities, Ltd. Located at Loyalist Plaza, Don Mackay Blvd., P.O. Box AB-20377, Marsh Harbor, Abaco, Bahamas.
     2.5. "PLAN" shall mean this 2012 Executive Compensation Plan.
     2.6. "BONUS SHARE" shall mean the shares of common stock of the Company reserved pursuant to Section 4 hereof and any such shares issued to a Recipient pursuant to this Plan.
     2.7. "BONUS SHARE RESERVE" shall have the meaning ascribed to it in Section 4.
     2.8. "MOT" shall mean the Memorandum of Terms dated August 17, 2012 and numbered MOT 530362-102 LBTG by the Company.
     2.9. "RECIPIENT" shall mean any individual rendering services for the Company to whom shares are granted pursuant to this Plan.
     2.10. "VALUE ADDED MODEL" shall mean the model of available Bonus Shares as set forth on Exhibit A attached hereto.

3. ADMINISTRATION OF PLAN. The Plan shall be administered by the Company's Board of Directors or in the alternative by a committee of two or more directors appointed by the Board (the "COMMITTEE"). The Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to (i) determine the individuals to whom and the time or times at which Bonus Shares shall be granted and the number of Bonus Shares; (ii) construe and interpret the Plan; and (iii) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4. BONUS SHARE RESERVE. There shall be established a Bonus Share Reserve to which shall be credited a number of shares of the Company's common stock not exceed the greater of (i) 300,000,000 shares or (ii) Twenty Percent (20%) of the Company's authorized shares of common stock (the "BONUS SHARE RESERVE"). In the

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event that the shares of common  stock of the Company  should,  as a result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share Reserve shall be appropriately adjusted to reflect such action. Upon the grant of shares hereunder, this reserve shall be reduced by the number of shares so granted. Distributions of Bonus Shares may, as the Committee shall in its sole discretion determine, be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable and free from preemptive rights.

5. ELIGIBILITY, GRANTING AND VESTING OF BONUS SHARES. Bonus Shares may be granted under the Plan to the Company's (or the Company's subsidiaries) executives, provided that bona fide services shall be rendered by such Recipient and the Recipient spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliated entity of the Company. Each quarter, the Committee, in its sole discretion, is empowered to grant to an eligible Recipient a number of Bonus Shares as it shall determine from time to time; provided that the aggregate grant of Bonus Shares per quarter to eligible Recipients does not exceed the maximum number of common shares permitted to be granted in the Value Added Model and such shares are granted and issued in compliance with the terms of this Plan and the MOT. Each grant of these Bonus Shares shall vest pursuant to the terms of the MOT and when the Company receives written notice from the Intermediary that a successful breakout has occurred pursuant to the Value Added Model, the Bonus Shares granted in connection with the respective breakout shall become immediately 100% vested. The Committee may grant Bonus Shares each quarter within the limits of the respective breakouts set forth in the Value Added Model. At such time as the employment of a Recipient ceases, any shares not fully vested shall be forfeited by the Recipient and shall be returned to the Bonus Share Reserve. The Committee, in its sole discretion, may also impose restrictions on the future transferability of the Bonus Shares, which restrictions shall be set forth on the notification to the Recipient of the grant. The aggregate number of Bonus Shares which may be granted pursuant to this Plan shall not exceed the amount available therefore in the Bonus Share Reserve.

6. FORM OF GRANTS. Each grant shall specify the number of Bonus Shares subject thereto, subject to the provisions of Section 5 hereof. At the time of making any grant, the Committee shall advise the Recipient by delivery of written notice, in the form of Exhibit B attached hereto.

7. RECIPIENTS' REPRESENTATIONS.
     7.1. The Committee may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding-up the estate of any Recipient. Such shares shall be transferable thereafter only if the proposed transfer shall be permissible pursuant to the Plan and if, in the opinion of counsel (who shall be satisfactory to the Committee), such transfer shall at such time be in compliance with applicable securities laws.

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     7.2. To effectuate  Paragraph 7.1 above, the Recipient shall deliver to the
Committee, in duplicate, an agreement in writing, signed by the Recipient, in form and substance as set forth in Exhibit C attached hereto, and the Committee shall forthwith acknowledge its receipt thereof.

8. RESTRICTIONS UPON ISSUANCE.
     8.1. Bonus Shares shall forthwith after the making of any representations required by Section 7 hereof, or if no representations are required then within thirty (30) days of the date of grant, be duly issued and transferred and a certificate or certificates for such shares shall be issued in the Recipient's name. The Recipient shall thereupon be a shareholder with respect to all the shares represented by such certificate or certificates, shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions (subject to the provisions of Section 8.2 hereof) paid with respect to such shares. Certificates of stock representing Bonus Shares shall be imprinted with a legend to the effect that the shares represented thereby are subject to the provisions of this Agreement, and to the vesting and transfer limitations established by the Committee, and each transfer agent for the common stock shall be instructed to like effect with respect of such shares.
     8.2. In the event that, as the result of a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, the Recipient shall, as owner of the Bonus Shares subject to restrictions hereunder, be entitled to new or additional or different shares of stock or securities, the certificate or certificates for, or other evidences of, such new or additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall also be imprinted with a legend as provided in Section 8.1, and all provisions of the Plan relating to restrictions herein set forth shall thereupon be applicable to such new or additional or different shares or securities to the extent applicable to the shares with respect to which they were distributed.
     8.3. The grant of any Bonus Shares shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any Bonus Shares upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of any Bonus Shares, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.
     8.4. Unless the Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each Recipient shall, by accepting a Bonus Share, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all Bonus Shares were acquired for investment and not for resale or distribution. The person entitled to receive Bonus Shares shall, upon request of the Committee, furnish evidence satisfactory to the Committee (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Committee may, if it deems appropriate, affix a legend to certificates representing Bonus Shares indicating that such Bonus Shares have not been registered with the Securities and Exchange Commission and may so notify the Company's transfer agent. Such shares may be disposed of by a Recipient in the following manner only: (i) pursuant to an

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effective  registration statement covering such resale or reoffer, (ii) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (iii) in a transaction that meets all the requirements of Rule 144 of the Securities and Exchange Commission. If Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Recipients who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods.

9. LIMITATIONS. Neither the action of the Company in establishing the Plan, nor any action taken by it nor by the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company. Every right of action by any person receiving shares of common stock pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

10. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board of Directors may alter, suspend, or discontinue the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate 10 years after the effective date of the Plan. No Bonus Share may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without a recipient's consent, alter or impair any of the rights or obligations under any Bonus Share theretofore granted to such recipient under the Plan.

11. COMPLIANCE WITH LEGISLATION. The Plan, the grant and exercise of Bonus Shares hereunder and the Company's obligation to deliver common shares hereunder shall be subject to all applicable federal and state laws, rules and regulations, the rules and regulations of any stock exchange on which the Company's common shares are listed for trading and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel to the Company, be required. The Company shall not be obliged by any provision of the Plan or the grant of any Bonus Shares hereunder to issue common shares in violation of such laws, rules and regulations or any condition of such approvals. No Bonus Shares shall be granted and no common shares issued hereunder where such grant or issue would require registration of the Plan or of common shares under the securities laws of any jurisdiction and any purported grant of any Bonus Shares or issue of common shares hereunder in violation of this Section shall be void.

12. EFFECTIVE DATE. The Plan shall be effective upon the approval of the Plan by the shareholders of the Company, given by the affirmative vote of a majority of the votes attached to the common shares of the Company entitled to vote and represented and voted at an annual or special meeting of the holders of such common shares held, among other things, to consider and approve the Plan.

13. GOVERNING LAW. The Plan shall be governed by the laws of the State of Nevada.

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14. EXPENSES OF ADMINISTRATION. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

The undersigned duly appointed secretary of the Company, does hereby certify that this Plan, and its terms and provisions, were duly approved by the Company's Board of Directors on this 27th day of September, 2012.



/s/ Robert Malasek
-----------------------------------
Corporate Secretary

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                                    EXHIBIT A

                                VALUE ADDED MODEL

Value Added Model          % of Breakout Shares           100%              Warrant               Common
Nreakout Bonus Period         Pref. Shr. Amt.       Common Shr. Amt.      Series VAM            Shares 100%
---------------------         ---------------       ----------------      ----------            -----------
Breakout 1-3                     477,935               47,793,500             A-C                48,021,165
Breakout 4-6                     389,894               38,989,400             D-F                39,754,278
Breakout 7-9                     318,207               31,820,700             G-I                32,910,543
Breakout 10-12                   259,808               25,980,800             J-L                27,244,963
Breakout 13-15                   212,312               21,231,200             M-O                22,565,758
Breakout 16-18                   173,479               17,347,900             P-R                18,681,042
Breakout 19-21                   141,800               14,180,000             S-U                15,465,084
Breakout 22-24                   115,947               11,594,700             V-X                12,802,755
Breakout 25-27                    94,838                9,483,800             Y-AA               10,598,750
Breakout 28-30                    77,598                7,759,800             AB-AD               8,774,165
Breakout 31-33                    63,512                6,351,200             AE-AG               7,263,685
Breakout 34-36                    51,996                5,199,600             AH-AJ               6,013,235
                               ---------              -----------                               -----------
Total Equity VAM:              2,377,326              237,732,600         Total Warrant VAM     250,095,423

                                   Exhibit A-1

                                    EXHIBIT B

LIBERTY COAL ENERGY CORP.
2012 EXECUTIVE COMPENSATION PLAN

TO: Recipient

PLEASE BE ADVISED that Liberty Coal Energy Corp. has on the date hereof granted to the Recipient the number of Bonus Shares as set forth under and pursuant to the 2012 Executive Compensation Plan. Before these shares are to be issued, the Recipient must deliver to the Committee that administers the 2012 Executive Compensation Plan an agreement in duplicate, in the form as Exhibit C attached hereto. The Bonus Shares are granted and issued subject to the following vesting and transfer limitations.

Number of Bonus Shares Granted:  ______________

Vesting: These Bonus Shares shall vest pursuant to the terms of the MOT until the Company receives written notice from the Intermediary that a successful breakout has occurred pursuant to the Value Added Model.

Date of 100% Vesting:            The Bonus Shares granted in connection with the
                                 respective  breakouts  in the Value Added Model
                                 shall  become  immediately  100%  vested on the
                                 date   of   the   written   notice   from   the
                                 Intermediary that a successful breakout has occurred.

Transfer Limitations:            ______________


                                 LIBERTY COAL ENERGY CORP.

Date: ________________, 20__

                                 By:
                                    --------------------------------------------
                                    Signature of Authorized Signatory

                                 Its:
                                     -------------------------------------------
                                     Print Name and Title of Signatory


                                   Exhibit B-1

                                    EXHIBIT C

Liberty Coal Energy Corp.
99-18th Street, Suite 3000
Denver, CO 80202

I represent and agree that said Bonus Shares are being acquired by me for investment and that I have no present intention to transfer, sell or otherwise dispose of such shares, except as permitted pursuant to the Plan and in compliance with applicable securities laws, and agree further that said shares are being acquired by me in accordance with and subject to the terms, provisions and conditions of said Plan, to all of which I hereby expressly acknowledge and agree. These agreements shall bind and inure to the benefit of my heirs, legal representatives, successors and assigns.

My address of record is:
                                    --------------------------------------------

                                    --------------------------------------------

My social security number is:
                                    --------------------------------------------

                                    Yours very truly,

Date: ________________, 20__

                                    --------------------------------------------
                                    Signature of Recipient

                                    --------------------------------------------
                                    Print Name of Recipient

Receipt of the above is hereby acknowledged.

                                LIBERTY COAL ENERGY CORP.

Date: ________________, 20__

                                By:
                                    --------------------------------------------
                                    Signature of Authorized Signatory

                                Its:
                                    --------------------------------------------
                                    Print Name and Title of Signatory


                                   Exhibit C-1